AMENDMENT NUMBER THREE
                                     TO THE
                           FREMONT GENERAL CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN




         Effective as of January 1, 1998, the Fremont General Corporation Employee Stock Ownership Plan (the "Plan") is amended to provide that:

FIRST: On December 30, 1997, the Company executed an amendment to the Fremont General Employee Stock Ownership Plan entitled "Amendment Number Four to the Fremont General Corporation Employee Stock Ownership Plan." Said Amendment is hereby retitled "Amendment Number Two to the Fremont General Corporation Employee Stock Ownership Plan."

SECOND:  Paragraph (a) of Section 1.7 is amended to read as follows:

                  (a) Compensation means all of an Employee's W-2 wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Notwithstanding the foregoing, Compensation shall not include FICA paid by the Employer with respect to nonqualified deferred compensation or retirement plans, Rideshare payments, relocation payments, Excess/SRP distributions, amounts realized from the exercise of nonqualified stock options or when restricted stock held by an employee is no longer subject to substantial risk of forfeiture, meals, moving expense payments, fringe car payments, referral awards, parking, recognition awards and nonperformance based bonuses including holiday bonuses, hiring bonuses and travel incentive bonuses.

THIRD:   The first sentence of Section 1.9 is amended to read as follows:

         1.9 EMPLOYEE: Any person employed by the Employer or by a Participating Employer, other than as an independent contractor.

FOURTH: Exhibit A is hereby deleted and Section 1.18 is amended to read as follows:

         1.18 PARTICIPATING EMPLOYEES: The Affiliated Companies which have, from time to time, adopted the Plan.

FIFTH:   Paragraph (d) of Section 1.30 shall be amended as follows:


                  (d) Each Year of Service  completed by a Participant  while he
         or  she  was  an  employee  of  Beaver   Insurance   Company,   Pacific
         Compensation Insurance Company, Investors Bancor, Casualty Insurance Company, Workers Compensation and Indemnity Company, Industrial Indemnity Holdings, Inc. or its subsidiaries (including but not limited to American All-Risk Group, Inc. and its subsidiaries) ("acquired companies") shall be deemed a Year of Service under this Plan; provided, however, and except with respect to past service credit granted by the Company or the Plan Administrator on other terms prior to the adoption of this amendment, in order to be entitled to past service credit, an Employee must have been employed by such acquired company at the time of its acquisition by or merger into the Employer or any Affiliate Company.

SIXTH: The first sentence of Section 3.1(a) shall be amended to read as follows:

         3.1      EMPLOYER CONTRIBUTIONS:

                  (a) For each Plan Year, the Employer shall contribute to the Trust such amount(s) on its behalf and on behalf of each Participating Employer as the Board of Directors may deem appropriate and reasonable considering the condition of the business and the interests of the Plan Participants.

SEVENTH: Section 4.2(c) is hereby amended in its entirety to read as follows:

                  (c) Contributions on behalf of the Employer shall be allocated among the Accounts of Participants who are Employees of the Employer who complete 1000 Hours of Service during the Plan Year, and who are employed by the Employer on the last day of the Plan Year, in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants who are Employees of the Employer for the Plan Year. Contributions on behalf of a Participating Employer shall be allocated among the accounts of Participants who are Employees of such Participating Employer who complete 1000 Hours of Service during the Plan Year, and who are employed by such Participating Employer on the last day of the Plan Year, in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants who are Employees of the Participating Employer for the Plan Year. Notwithstanding the foregoing, however, effective as of January 1, 1993, if an allocation is made of Employer Stock released from a Suspense Account, such stock and other cash or stock contributions shall be allocated (1) first, to the Accounts of Special Participants, in an amount equal to the Special Allocation, and (2) next, to the Accounts of all Participants in the same manner described in this Section as if there was no allocation made pursuant to a release of Employer Stock from a Suspense Account. For purposes of this Section, an Employee whose employment with the Employer terminates during this Plan Year because this Employee (i) retires on or after reaching his Normal Retirement Date, (ii) incurs a Permanent and Total Disability, or (iii) dies, shall be deemed to have completed 1000 Hours of Service during the Plan Year and to have been employed by the Employer on the last day of the Plan Year.

EIGHTH:  Wherever in this document there appears the amount of $3,500, including
         but not limited to Sections 5.2, 6.5 and 6.9.   That  amount  shall  be
         read as $5,000.

NINTH:   New Section 6.12 shall be added to Section VI, and reads as follows:

                  6.12     MINIMUM DISTRIBUTION REQUIREMENTS:

                  (a)      General Rules.

                           (i)  Subject  to  Section  6.6  and  any   applicable
                           Appendices to the Plan, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

                           (ii) All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

                  (b) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

                  (c) Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                                    (i)     the life of the Participant,

                                    (ii)    the  life  of  the Participant and a
                                            designated Beneficiary,

                                    (iii)   a  period   certain  not   extending
                                            beyond  the life  expectancy  of the
                                            Participant, or

                                    (iv)    a  period   certain  not   extending
                                            beyond  the joint and last  survivor
                                            expectancy of the  Participant and a
                                            designated Beneficiary.

                  (d) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

                           (i)      Individual Account.

                                    (A)  If a  Participant's  benefit  is  to be
                           distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                                    (B)  For  calendar  years  beginning  before
                           January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                                    (C)  For  calendar  years   beginning  after
                           December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of
                           Section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in paragraph (A) above as the relevant divisor without regard to proposed regulations
                           Section 1.401(a)(9)-2.

                                    (D) The minimum  distribution  required  for
                           the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                           (ii) Other Forms. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of
                           Section  401(a)(9)  of  the  Code  and  the  proposed
                           regulations thereunder. Any annuity contract distributed from this Plan must be nontransferable.

                  (e)      Definitions:  For  purposes  of  this  Section,   the
           following definitions shall apply:

                           (i) Applicable Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                           (ii) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the proposed regulations thereunder.

                           (iii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 401(a)(9) of the Code.

                           (iv) Five Percent Owner. A Participant is treated as a Five Percent Owner for purposes of this Section if such Participant is a Five Percent Owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                           (v) Life Expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of
                           Section 1.72-9 of the income tax regulations. Unless otherwise elected by the Participant (or Spouse in the case of distributions which begin following the Participant's death and in which the Spouse is named as the designated Beneficiary) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                           (vi)     Participant's Benefit.

                                    (A)  The  Account  balance  as of  the  last
                           Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                                    (B)   Exception   for  second   distribution
                           calendar year. For purposes of paragraph (A) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                           (vii)    Required Beginning Date.

                                    (A)     Five Percent Owners: the first  day
                                            of April following the later of:

                                            (1)      the calendar year in which
                                                     the Participant attains age
                                                     70 1/2, or

                                            (2)      the earlier of the calendar
                                                     year with or  within  which
                                                     ends the Plan Year in which
                                                     the  Participant  becomes a
                                                     Five Percent Owner,  or the
                                                     calendar  year in which the
                                                     Participant's     Severance
                                                     Date occurs.

                                                                     Once begun,
                                    distributions to a Five Percent Owner under
                                    this   Section    must    continue   to   be
                                    distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

                                    (B)     Non-Five Percent Owners:

                                            (1)  Participants  who are not  Five
                                            Percent  Owners,  but who attain age
                                            70 1/2 prior to January 1, 1996: the
                                            first  day of April of the  calendar
                                            year  following the calendar year in
                                            which the Participant attains age 70
                                            1/2.

                                            (2)  Participants  who are not  Five
                                            Percent Owners and who attain age 70
                                            1/2  between  January  1,  1996  and
                                            December 31, 1998:  the first day of
                                            April of the calendar year following
                                            the calendar year in which the later
                                            of  attainment  of age 70 1/2 or the
                                            Participant's Severance Date occurs;
                                            provided,  however, that an Employee
                                            whose   Severance   Date   has   not
                                            occurred may  irrevocably  elect, in
                                            writing, to defer distribution until
                                            that Employee's Severance Date.

                                            (3)  Participants  who are not  Five
                                            Percent Owners and who attain age 70
                                            1/2 after  December  31,  1998:  the
                                            date    on    which    occurs    the
                                            Participant's Severance Date.




Dated: October 13, 1998                              FREMONT GENERAL CORPORATION



                                                     By:/s/ RAYMOND G. MEYERS
                                                     ---------------------------
                                                     Raymond G. Meyers
                                                     Senior Vice President